ACQUISITION OF MEC TRANSFERRED ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
ACQUISITION OF MEC TRANSFERRED ASSETS
Schedule of purchase price consideration adjustment

2010
(previously in US dollars — note 1(c))
Directors' and officers' insurance proceeds(i)	$8,443
Bankruptcy claims(ii)	11,169
Proceeds from the sale of Lone Star LP(iii)	(578)
Changes in fair value of net assets retained under the Plan(iv)	1,405

Purchase price consideration adjustment	$20,439

(i)
Directors' and officers' insurance proceeds

  Under the Plan, rights of the Company and MEC against MEC's directors' and officers' insurers were preserved with regard to the settlement in order to seek appropriate compensation for the release of all current and former officers and directors of the Company and MEC and their respective affiliates. At April 30, 2010, the Company was in continued discussions with the insurers regarding its claim. Given the complex nature of the claim and related discussions, the expected proceeds could not be reasonably estimated. During the measurement period, settlement agreements were subsequently entered into in September 2010 and October 2010 with the insurers, resulting in the Company receiving compensation of $5.9 million and $2.5 million, respectively. Given that these events confirmed facts and circumstances that existed at April 30, 2010, the Company recognized a retrospective adjustment of $8.4 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(ii)
Bankruptcy claims

  At April 30, 2010, the settlement of allowed administrative, priority and other claims which the Company assumed under the Plan were ongoing and subject to court approval. Consequently, at each reporting date during the measurement period, the Company made estimates of such settlements based on claims that were resolved, continued to be objected to and/or negotiated and claims which were pending court approval. As a result, the Company revised the estimates related to expected allowed administrative, priority and other claims assumed by the Company under the Plan by approximately $11.2 million as a result of information received and/or the cash settlement of certain allowed administrative, priority and other claims previously outstanding. Accordingly, the Company recognized a retrospective adjustment of $11.2 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(iii)
Proceeds from the sale of Lone Star LP

  At April 30, 2010, the Company estimated the expected proceeds from the sale of Lone Star LP. During the measurement period, the Company revised its estimates relating to the expected proceeds as a result of information obtained relating to the estimated closing costs and Lone Star LP's anticipated working capital position. Accordingly, the Company recognized a retrospective adjustment of $0.6 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.

(iv)
Changes in fair value of net assets retained under the Plan

  At April 30, 2010, the Company estimated the working capital, including pre-petition accounts receivable on account of track wagering and litigation and other accruals, of the MEC Transferred Assets under the Plan. During the measurement period, the Company revised its estimates relating to pre-petition accounts receivable relating to track wagering and litigation accruals and other liabilities as a result of information obtained relating to the estimated and/or actual settlement of such amounts. As a result of changes in fair value of the MEC Transferred Assets, there was a corresponding change in the determination of future tax balances associated with differences between estimated fair value and the tax basis of assets acquired and liabilities assumed. Accordingly, the Company recognized a retrospective adjustment of $1.4 million to the purchase price consideration and related allocations to the MEC Transferred Assets on April 30, 2010.